Exhibit 10.2

AMENDED AND RESTATED OPERATING EXPENSE RESPONSIBILITY AGREEMENT

This Amended and Restated Operating Expense Responsibility Agreement, entered into on the date set forth below, is by and among TriLinc Global, LLC, a Delaware limited liability company (“Sponsor”), TriLinc Advisors, LLC, a Delaware limited liability company (“Advisor”), and TriLinc Global Impact Fund, LLC, a Delaware limited liability company (“Fund” and together with the Sponsor and the Advisor, the “Parties”).

WHEREAS, the Sponsor has agreed to be responsible for the payment of the Fund’s cumulative operating costs paid through and including September 30, 2014 (collectively as set forth in Exhibit A hereto and referred to as “Fund Expenses”).

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Expense Responsibility for Fund Expenses. The Sponsor shall pay the Fund Expenses and will not seek reimbursement of the Fund Expenses until the Fund has raised at least $200 million of gross proceeds in the Company’s public offering (the “Offering”) of units of its limited liability company interest (“Units”) pursuant to the Registration Statement on Form S-1 (File No. 333-185676), as declared effective by the Securities and Exchange Commission on February 25, 2013, provided any such reimbursement during the period in which the Fund is offering Units in the Offering will not cause the Fund’s Net Asset Value per unit to fall below the prior quarter’s Net Asset Value per unit (the “Gross Proceeds Hurdle”). To the extent the Fund is not successful in satisfying the Gross Proceeds Hurdle, no amount will be payable by the Fund for reimbursement to the Sponsor of the Fund Expenses.

2.	Entire Agreement. This Agreement sets forth the entire agreement of the Parties with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose.

3.	Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on November 11, 2014

TRILINC GLOBAL, LLC

By:
Name:
Title:

TRILINC ADVISORS, LLC

By:
Name:
Title:

TRILINC GLOBAL IMPACT FUND, LLC

By:
Name:
Title:

Exhibit A

Schedule of Services Incurred by TriLinc Global Impact Fund, LLC through September 30, 2014

Vendor	Description of Services	Amount
AccuConference	Communications	$1,934
ANDE	2013-2014 Membership	5,000
ASTA	Document Translation	1,167
Bank of NY Mellon	Fund Administration	90,000
Bank of NY Mellon	Bank fees	17,055
Board of Managers	Board Wages	323,375
Board of Managers	Board Meeting	50,768
Credit Cards	Travel - Dead deal costs	62,987
Deloitte & Touche	Audit	383,015
Deloitte & Touche	Tax services	137,477
DST Systems, Inc.	Transfer Agent	324,199
Duff & Phelps	Valuation services	10,225
Emtek Solutions, LLC	PAES/TAS	7,875
Federal Agent	PAES/TAS	12,750
Greenberg Traurig	Legal Services	301,672
IDB Bank	Due Diligence	50,000
iUVO Talent	PAES/TAS	12,318
Josh Zuckerwise	Travel expenses	4,023
Legatum Global Development Limited	PAES/TAS	292,500
Lewis Kopp	Expense reimbursement	14,348
Maples and Calder	Legal Services	10,138
Moss Adams	10-Q review	24,615
MF Analytics	PAES/TAS	65,159
PathNorth	2013 Core Membership	4,167
Paul Sanford	Travel expenses	5,212
Payroll	PAES/TAS	150,091
Pinnacle Fund Administration, LLC	Fund Administration	35,000
Robert Mora	PAES/TAS	97,791
Rothstein Kass	SOX Implementation/Compliance	62,077
RR Donnelley	10-Q & 8-K Processing	91,716
Spolin Cohen	Legal Services	30,818
State of California	Franchise fees	1,695
State of Delaware	Franchise fees	250
Steve Napleton	Travel expenses	8,979
Tanir Helayel	PAES/TAS	6,779
Trilinc Advisors, LLC	Copies, postage and miscellaneous	17,885
Trilinc Advisors, LLC	eFront	113,004
Trilinc Advisors, LLC	Management fees	315,547
Trilinc Advisors, LLC	Incentive fees	353,659
Trilinc Advisors, LLC	Travel expenses - board meeting	9,533
Troy Wiseman	Expense reimbursement	9,701
Trustees of Tufts College	PAES/TAS	18,150
Various	PAES/TAS	14,601
Willis	Fund Insurance	88,804

		$3,638,059